TAXATION - Deferred Taxes - Total net operating tax losses (Details) ¥ in Thousands	Dec. 31, 2025 CNY (¥)
TAXATION
Loss expiring for the year ending December 31, 2026	¥ 5,582
Loss expiring for the year ending December 31, 2027	6,986
Loss expiring for the year ending December 31, 2028	46,884
Loss expiring for the year ending December 31, 2029	276,462
Loss expiring for the year ending December 31, 2030	472,413
Thereafter	662,970
Subtotal	¥ 1,471,297